UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Allstate Corporation
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R1ALS1 Meeting Information Meeting Type: Annual For holders as of: March 20, 2009 Date: May 19, 2009 Time: 11:00 AM Local Time Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. THE ALLSTATE CORPORATION *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2009 Harris Bank 115 South LaSalle Street Chicago, IL 60603 C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 Meeting Directions: Please go to http://ir.allstate.com or call 800-416-8803.

R1ALS2 Proxy Materials Available to VIEW or RECEIVE: Notice of 2009 Annual Meeting, Proxy Statement and 2008 Annual Report Before You Vote How to Access the Proxy Materials Vote In Person: Many shareholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Number available (located on the following page) and follow the instructions. Transmit voting instructions up until 11:59 P.M. Eastern time on May 18, 2009. For shares held in the Allstate 401(k) Savings Plan, voting instructions must be received no later than 11:59 P.M. Eastern Time on May 12, 2009. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before May 5, 2009. How to View Online: Have the 12-Digit Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Number (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods

Voting Items The Board recommends a vote "FOR" all Nominees for Director. 1. ELECTION OF DIRECTORS, Nominees: 1a) F. Duane Ackerman, 1b) Robert D. Beyer, 1c) W. James Farrell, 1d) Jack M. Greenberg, 1e) Ronald T. LeMay, 1f) H. John Riley, Jr., 1g) Joshua I. Smith, 1h) Judith A. Sprieser, 1i) Mary Alice Taylor, 1j) Thomas J. Wilson 2. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2009. The Board recommends a vote "FOR" Items 2, 3 and 4. 5. Stockholder proposal seeking the right to call special shareowner meetings. The Board recommends a vote "AGAINST" Items 5, 6 and 7. 6. Stockholder proposal seeking an advisory resolution to ratify compensation of the named executive officers. 3. Approval of the material terms of the Annual Executive Incentive Plan. 4. Approval of the 2009 Equity Incentive Plan. 7. Stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations. R1ALS3

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